UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2002
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                      Matrix Energy Services Corporation
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        (Exact name of small business issuer as specified in its charter)


Nevada                            000-09419                     84-0811647
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(State or other jurisdiction      (Commission File          (I.R.S.Employer
of incorporation)                  Number)                   Identification No.)

5416 Birchman Ave., Fort Worth, TX                            76107
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(Address of principal executive offices)                     (Zip Code)



(Registrant's telephone number, including area code: (817) 377-4464




                             Power Exploration, Inc.
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(Former name, former address and former fiscal year, if changed since last report)




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Item 5. Other Information.

On June 14, 2002, the board of Directors approved a three for one stock split of the Corporation's Common Stock. This split will be effective on June 17, 2002. On June 14, 2002, the Corporation had 15,141,010 shares of Common Stock issued and outstanding. The effect of the split would be to increase the number of shares of Common Stock issued and outstanding to 45,423,030.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: June 14, 2002
                                        Matrix Energy Services Corporation


                                        /s/ Edward A. Levy
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                                        Edward A. Levy, Chief Executive Officer